Exhibit 99.1

Datavault AI Inc. (NASDAQ: DVLT) Announces Update Regarding Distribution of Dream Bowl Meme Coin II

PHILADELPHIA, PA, February 3, 2026 (GLOBE NEWSWIRE) – Datavault AI Inc. (NASDAQ: DVLT) (“Datavault AI” or the “Company”), a leader in data monetization, credentialing, and digital engagement technologies, today announced that it expects to begin mailing, on or about February 4, 2026, detailed instructions regarding wallet setup, token access, and distribution procedures for the distribution of the Dream Bowl Meme Coin II tokens (the “Dream Bowl Meme Coin II”) to eligible record holders of Datavault AI common stock and other eligible Datavault AI equity securities. Datavault AI also expects to file a Current Report on Form 8-K with the Securities and Exchange Commission on or prior to the same date outlining such instructions. Any stockholders of Datavault AI that hold their shares of Datavault AI common stock in “street name” through a brokerage firm, bank, dealer or other similar organization should receive such instructions and other information from their broker, bank, dealer or other similar organization once such organizations receive the instructions from Datavault AI.

The previously announced record date for the distribution of the Dream Bowl Meme Coin II was January 7, 2026, and the previously announced distribution date for the distribution of the Dream Bowl Meme Coin II is February 21, 2026. The record date and/or the distribution date for the dividend may be changed by the board of directors of Datavault AI (the “Datavault Board”) for any reason at any time prior to the actual distribution date, and completion of the distribution of the Dream Bowl Meme Coin II is conditioned upon the Datavault Board having not revoked the dividend prior to the distribution date, including for a material change to the solvency or surplus analysis presented to the Datavault Board.

The distribution of the Dream Bowl Meme Coin II will be made to eligible record equity holders of Datavault AI on the basis of one (1) Dream Bowl Meme Coin II for every sixty (60) shares of Datavault AI common stock held (or shares of common stock underlying other Datavault AI equity securities held, subject to the contractual terms of such securities) by such holders as of the record date (rounding down to the nearest increment of 60 shares).

In order to receive the Dream Bowl Meme Coin II digital collectibles, all eligible recipients will be required to have or open a digital wallet with Datavault AI and execute an Opt-In Agreement, pursuant to which such holders will agree, among other things, to the payment conditions set forth therein, and acknowledge that such holders understand the process for receiving the Dream Bowl Meme Coin II digital collectibles, that the Datavault Board can change the record date or payment date or revoke the distribution prior to the payment date, and that the Dream Bowl Meme Coin II digital collectibles may not have or maintain any value. Subject to the foregoing, the Dream Bowl Meme Coin II will be airdropped to DataVault® wallets beginning on February 21, 2026.

The Dream Bowl Meme Coin II is a digital collectible intended solely for personal, non-commercial use in connection with the Dream Bowl XIV event. The Dream Bowl Meme Coin II does not in and of itself: (i) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault AI or any other entity; (ii) provide any right to receive monetary payments, distributions, or appreciation; or (iii) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault AI or others. The Dream Bowl Meme Coin II is not designed or intended to function as an investment, currency or financial product, and it is not being offered, sold or distributed for fundraising or capital-raising purposes. Use of the Dream Bowl Meme Coin II is limited to entertainment, event-access and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

Datavault anticipates that, in the second quarter of 2026, the Dream Bowl Meme Coin II will be tradeable on Datavault AI’s proprietary Information Data Exchange, which acts as a digital marketplace where registered buyers and sellers can securely exchange payment for data assets, including the Dream Bowl Meme Coin II. Datavault AI will notify holders of the Dream Bowl Meme Coin II when they can commence trading the Dream Bowl Meme Coin II on the Information Data Exchange. Holders of the Dream Bowl Meme Coin II may also be able to export the Dream Bowl Meme Coin II to other digital wallets. While there will be no fees associated with eligible record equity holders of Datavault AI opening a digital wallet with Datavault AI for purposes of accepting the Dream Bowl Meme Coin II, trades of Dream Bowl Meme Coin II made on the Information Data Exchange will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Dream Bowl Meme Coin II digital collectibles that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault AI.

About Datavault AI

Datavault AI™ (Nasdaq: DVLT) leads AI-driven data experiences, valuation, and monetization in the Web 3.0 environment. The Company’s cloud-based platform delivers comprehensive solutions through its collaborative Acoustic Science and Data Science Divisions. Datavault AI’s Acoustic Science Division includes WiSA®, ADIO®, and Sumerian® patented technologies for spatial and multichannel wireless HD sound. The Data Science Division harnesses Web 3.0 and high-performance computing for experiential data perception, valuation, and secure monetization across industries including sports & entertainment, biotech, education, fintech, real estate, healthcare, and energy. The Information Data Exchange® (IDE) enables Digital Twins and secure NIL licensing, fostering responsible AI with integrity. Datavault AI’s customizable technology suite offers AI/ML automation, third-party integration, analytics, marketing automation, and advertising monitoring. Headquartered in Philadelphia, PA. Learn more at www.dvlt.ai.

Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the distribution of the Dream Bowl Meme Coin II (including that the Datavault Board may change the record date and/or the distribution date and may revoke the dividend entirely), and whether we will proceed with the distribution of the Dream Bowl Meme Coin II, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault AI and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Datavault Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault AI regarding the Dream Bowl Meme Coin II and the dividend distribution thereof to Datavault AI’s eligible equity holders; risks associated with the right of the Datavault Board to change the record date and/or the distribution date, and/or to revoke the distribution of the Dream Bowl Meme Coin II prior to the distribution date; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in Datavault AI’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault AI may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Investor Contact:

800.491.9665

ir@dvlt.ai

Media Inquiries:

info@dvlt.ai